UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2015

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perth House, Millenium Way,
Chesterfield, Derbyshire, United Kingdom, S41 8ND
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +44 124 626 3051

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

As disclosed on July 27, 2015, Mallinckrodt plc ("the Company”) entered into a definitive agreement to sell its Contrast Media and Delivery Systems Imaging ("CMDS") business, which is a part of its Global Medical Imaging segment. As a result, the Company will be reclassifying its CMDS business into discontinued operations. The Company is providing recast historical financial information reflecting this reclassification in the attached Exhibit 99.1. Since the Company has not yet issued its fourth quarter financial statements reflecting this business as a discontinued operation, all of the recast historical financial information included in Exhibit 99.1 is considered non-GAAP financial information.
Exhibit 99.1 contains financial measures, including adjusted net income from continuing operations, adjusted diluted earnings per share, adjusted gross profit,and adjusted SG&A, which are considered "non-GAAP" financial measures under applicable Securities and Exchange Commission rules and regulations. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the tables furnished as part of Exhibit 99.1.
Adjusted net income from continuing operations, adjusted gross profit and adjusted SG&A represent amounts, prepared in accordance with accounting principles generally accepted in the U.S. (GAAP), adjusted for certain items (on a pre-tax basis for adjusted gross profit and adjusted SG&A and on an after-tax basis for adjusted net income from continuing operations) that management believes are not reflective of the operational performance of the business. Adjustments to GAAP amounts include, as applicable to each measure, restructuring and related charges, net; amortization and impairment charges; discontinued operations; acquisition-related expenses, significant legal and environmental charges and other items identified by the company. Adjusted diluted earnings per share represent adjusted net income divided by the number of diluted shares.
The income tax impact item included in our reconciliation of adjusted net income from continuing operations primarily represents the tax impact of adjustments between net income from continuing operations and adjusted net income as well as U.S. tax payments associated with internal installment sale transactions.
The company has provided these non-GAAP financial measures because they are used by management, along with financial measures in accordance with GAAP, to evaluate the company's operating performance. In addition, the Company believes that they will be used by certain investors to measure Mallinckrodt's operating results. Management believes that presenting these non-GAAP measures provides useful information about the company's performance across reporting periods on a consistent basis by excluding items that the company does not believe are indicative of its core operating performance.
These non-GAAP measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The company's definition of these non-GAAP measures may differ from similarly titled measures used by others.
Because non-GAAP financial measures exclude the effect of items that will increase or decrease the company's reported results of operations, management strongly encourages investors to review the company's consolidated financial statements and publicly filed reports in their entirety. A reconciliation of certain of these historical non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the tables accompanying this release.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Recast Historical Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
(registrant)

Date:	October 6, 2015	By:	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Recast Historical Financial Information